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                                                                EXHIBIT 10.14(a)


THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS AND HAVE BEEN TAKEN FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO OR FOR SALE IN CONNECTION WITH ANY DISTRIBUTION THEREOF. THE SECURITIES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION AND QUALIFICATION WITHOUT, EXCEPT UNDER CERTAIN SPECIFIC LIMITED CIRCUMSTANCES, AN OPINION OF COUNSEL FOR THE HOLDER, CONCURRED IN BY COUNSEL FOR THE COMPANY THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED.

                             STOCK PURCHASE WARRANT
                TO PURCHASE SHARES OF SERIES D PREFERRED STOCK OF
                          VENTANA MEDICAL SYSTEMS, INC.

         THIS CERTIFIES that, for value received, _______________ (the "Investor"), is entitled, upon the terms and subject to the conditions hereinafter set forth, at any time on or prior to the close of business on the date five (5) years after the date hereof, but not thereafter, to subscribe for and purchase, from VENTANA MEDICAL SYSTEMS, INC. a Delaware corporation (the "Company"), _______ shares of Series D Preferred Stock. The purchase price of one share of Series D Preferred Stock under this Warrant shall be $2.15 per share. The purchase price and the number of shares for which the Warrant is exercisable shall be subject to adjustment as provided herein. The class and series of shares of capital stock of the Company issuable upon exercise of this Warrant is also subject to adjustment pursuant to Section 9 hereof.

         1. Title of Warrant. Prior to the expiration hereof and subject to compliance with applicable laws, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company, referred to in Section 2 hereof, by the holder hereof in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed.

         2.       Exercise of Warrant.

                  (a) The purchase rights represented by this Warrant are exercisable by the registered holder hereof, in whole or in part, at any time before the close of business on the date five (5) years after the date hereof, by the surrender of this Warrant and the Subscription Form annexed hereto duly executed at the office of the Company, in Tucson, Arizona (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company), and upon payment of the purchase price of the shares thereby purchased (by cash or by check or bank draft payable to the order of the Company or by cancellation of indebtedness of the Company to the holder hereof, if any, at the time of exercise in an amount equal to the purchase price of the shares thereby purchased); whereupon the holder of this Warrant shall be entitled to receive a certificate for the number of shares of Series D Preferred Stock so purchased. The Company agrees that if at the time of the surrender of this Warrant and purchase the holder hereof shall be entitled to exercise this Warrant, the shares so purchased shall be and be deemed to be issued to such holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been exercised as aforesaid.
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                  (b)      In lieu of the cash payment set forth in paragraph
2(a) above, the Holder shall have the right ("Conversion Right") to convert this Warrant in its entirety (without payment of any kind) into that number of shares of Series D Preferred Stock equal to the quotient obtained by dividing the Net Value (as defined below) of the shares issuable upon exercise of this Warrant by the Fair Market Value (as defined below) of one share of Series D Preferred Stock. As used herein, (A) the Net Value of the Shares means the aggregate Fair Market Value of the shares of Series D Preferred Stock subject to this Warrant minus the aggregate purchase price; and (B) the Fair Market Value of one share of Series D Preferred Stock means:

                           (i)      if the exercise is in upon the closing of
the Company's initial registered firm commitment underwritten public offering of its equity securities, the Fair Market Value of one share of Series D Preferred Stock means the initial "Price to Public" specified in the final prospectus with respect to the offering multiplied by the number of shares of Common Stock issuable upon conversion of Series D Preferred Stock in connection with such initial public offering;

                           (ii)     if the exercise occurs at a time during
which the Company's Common Stock is traded on a national securities exchange or on the Nasdaq National Market, the Fair Market Value of one share of Series D Preferred Stock means the average last reported or closing sale price for the Company's Common Stock on such exchange or market for the three trading days ending one business day before the exercise of this Warrant multiplied by the number of shares of Common Stock issued upon conversion of Series D Preferred Stock at the time of the Company's initial public offering;

                           (iii)    if the exercise is in connection with a
merger, sale of assets or other reorganization transaction as described in
Section 9(a) below, the Fair Market Value of one share of Series D Preferred Stock means the value received by the holders of the Company's Series D Preferred Stock pursuant to such Merger Transaction; and

                           (iv)     in all other cases, the Fair Market Value of
one share of Series D Preferred Stock shall be determined in good faith by the Company's Board of Directors.

                  (c) Certificates for shares purchased hereunder shall be delivered to the holder hereof within a reasonable time after the date on which this Warrant shall have been exercised as aforesaid. The Company covenants that all shares of Series D Preferred Stock which may be issued upon the exercise of rights represented by this Warrant will, upon exercise of the rights represented by this Warrant, be fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

         3. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon the exercise of this Warrant, an amount equal to such fraction multiplied by the then current price at which each share may be purchased hereunder shall be paid in cash to the holder of this Warrant.


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         4.       Charges, Taxes and Expenses. Issuance of certificates for
shares of Series D Preferred Stock upon the exercise of this Warrant shall be made without charge to the holder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the holder of this Warrant or in such name or names as may be directed by the holder of this Warrant; provided, however, that in the event certificates for shares of Series D Preferred Stock are to be issued in a name other than the name of the holder of this Warrant, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the holder hereof; and provided further, that upon any transfer involved in the issuance or delivery of any certificates for shares of Series D Preferred Stock, the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

         5. No Rights as Shareholders. This Warrant does not entitle the holder hereof to any voting rights or other rights as a shareholder of the Company prior to the exercise thereof.

         6. Exchange and Registry of Warrant. This Warrant is exchangeable, upon the surrender hereof by the registered holder at the above-mentioned office or agency of the Company, for a new Warrant of like tenor and dated as of such exchange.

                  The Company shall maintain at the above-mentioned office or agency a registry showing the name and address of the registered holder of this Warrant. This Warrant may be surrendered for exchange, transfer or exercise, in accordance with its terms, at such office or agency of the Company, and the Company shall be entitled to rely in all respects, prior to written notice to the contrary, upon such registry.

         7. Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor and dated as of such cancellation, in lieu of this Warrant.

         8. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a legal holiday.

         9.       Early Termination and Dilution.

                  (a) Merger, Sale of Assets, etc. If at any time the Company proposes to consolidate with, merge with, sell or convey all or substantially all of its assets to any other corpora tion or effect another form of reorganization transaction in which the shareholders of the Company immediately prior to such transaction will, immediately after such transaction own less than 50% of the surviving entity or its parent company, then the Company shall give the holder of this Warrant


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thirty days notice of the proposed effective date of such transaction and if the
Warrant has not been exercised by the effective date of such transaction it shall terminate.

                  (b) Dilutive Financing If at any time prior to the first to occur of (i) the Company's initial firm commitment underwritten public offering of equity securities or (ii) the expiration or termination of this Warrant, the Company effects a sale of securities that would result in an adjustment to the conversion price of the Series D Preferred Stock pursuant to Article FOUR, Section 4(e) of the Company's Restated Certificate of Incorporation (other than an issuance of Excluded Stock (as defined in the Restated Certificate, which issuance would not result in any such adjustment)(a "Dilutive Financing"), then this Warrant shall, immediately and with no further action on the part of the holder hereof, become exercisable for the number and class and series of shares issued in the Dilutive Financing determined by dividing (X) by (Y), where (X) equals the number of shares of Series D Preferred Stock issuable upon exercise of this Warrant multiplied by the exercise price for one share of Series D Preferred Stock pursuant to this Warrant; and

         (Y) equals the issue price per share of the securities issued in the Dilutive Financing.

In such event, the exercise price per share for the securities issued in the Dilutive Financing shall be equal to the issue price per share of the securities issued in the Dilutive Financing.

                  (b) Reclassification, etc. If the Company at any time shall, by subdivision, combination or reclassification of securities or otherwise, change any of the securities to which purchase rights under this Warrant exist into the same or a different number of securities of any class or classes, this Warrant shall thereafter be to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities which were subject to the purchase rights under this Warrant immediately prior to such subdivision, combination, reclas sification or other change. If shares of the Company's Series D Preferred Stock are subdivided or combined into a greater or smaller number of shares of Series D Preferred Stock, the purchase price under this Warrant shall be proportionately reduced in case of subdivision of shares or proportionately increased in the case of combination of shares, in both cases by the ratio which the total number of shares of Series D Preferred Stock to be outstanding immediately after such event bears to the total number of shares of Series D Preferred Stock outstanding immediately prior to such event.

                  (c) Cash Distributions. No adjustment on account of cash dividends or interest on the Company's Series D Preferred Stock or other securities purchasable hereunder will be made to the purchase price under this Warrant.

                  (d) Authorized Shares. The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Series D Preferred Stock a sufficient number of shares to provide for the issuance of Series D Preferred Stock upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this


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Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of the Company's Series D Preferred Stock upon the exercise of the purchase rights under this Warrant.

         10.      Miscellaneous.

                  (a) Issue Date. The provisions of this Warrant shall be construed and shall be given effect in all respect as if it had been issued and delivered by the Company on the date hereof. This Warrant shall be binding upon any successors or assigns of the Company. This Warrant shall constitute a contract under the laws of the State of California and for all purposes shall be construed in accordance with and governed by the laws of said state.

                  (b) Restrictions. The holder hereof acknowledges that the Series D Preferred Stock acquired upon the exercise of this Warrant may have restrictions upon its resale imposed by state and federal securities laws.

                  (c) Waivers and Amendments. With the consent of the Holders (as defined below) holding rights to purchase more than fifty percent (50%) of the shares issuable upon exercise of the then outstanding Warrants (as defined below), the obligations of the Company and the right of the Holders may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely), and with the same consent the Company may enter into a supplementary agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Warrants; provided, however, that no such waiver or supplemental agreement shall reduce the aforesaid percentage which is required for consent to any waiver or supplemental agreement, without the consent of all of the Holders of the then outstanding Warrants. As used in this paragraph 10(c), (i) the "Warrants" shall be the warrants issued pursuant to the Company's Note and Warrant Purchase Agreement of even date herewith, and (ii) the "Holders" shall be the record holders of the Warrants.


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         IN WITNESS WHEREOF, VENTANA MEDICAL SYSTEMS, INC. has caused this
Warrant to be executed by its officers thereunto duly authorized.

Dated:   February 26, 1996

                                                VENTANA MEDICAL SYSTEMS, INC.


                                                By______________________________
                                                Name:  R. Michael Rodgers
                                                Title: Chief Financial Officer



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                               NOTICE OF EXERCISE

To:  VENTANA MEDICAL SYSTEMS, INC.

         (1) The undersigned hereby elects to purchase ____________ shares of Series D Preferred Stock of VENTANA MEDICAL SYSTEMS, INC. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price in full, together with all applicable transfer taxes, if any.

         (2) Please issue a certificate of certificates representing said shares of Series D Preferred Stock in the name of the undersigned or in such other name as is specified below:

                 _______________________________________________
                                     (Name)

                 _______________________________________________

                 _______________________________________________
                                    (Address)


         (3) The undersigned represents that the aforesaid shares of Series D Preferred Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.


__________________________            _________________________________________
(Date)                                (Signature)



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                                 ASSIGNMENT FORM

                    (To assign the foregoing warrant, execute
                   this form and supply required information.
                    Do not use this form to purchase shares.)

         FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

______________________________________________________________________________
                                 (Please Print)

whose address is _____________________________________________________________
                                 (Please Print)

______________________________________________________________________________



                                         Dated: _____________________, 19____.

                         Holder's Signature: ________________________________

                         Holder's Address: __________________________________

                         ____________________________________________________







Signature Guaranteed: _______________________________________________________


NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.


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